                                                                    EXHIBIT 10.7
                                                                  EXECUTION COPY


                           MANAGEMENT STOCK AGREEMENT

     This MANAGEMENT STOCK AGREEMENT is dated as of November 30, 1999, by and among O'Sullivan Industries Holdings, Inc., a Delaware corporation (the "Company"), the individuals whose signatures appear on the signature pages hereto (collectively, the "Purchasers" and each individually, a "Purchaser") and Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership ("BRS"). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in Section 1.

     WHEREAS, each Purchaser acquired beneficial ownership of (x) the number of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), and (y) the number of shares of the Junior Preferred Stock (as defined below), in each case set forth opposite such Purchaser's name on the attached
Schedule 1, in exchange for (i) shares of common stock or junior preferred stock of OSI Acquisition, Inc., a Delaware corporation ("OSI"), pursuant to
Section 3.1 of that certain Agreement and Plan of Merger (as amended, restated or modified from time to time, the "Merger Agreement") dated as of May 17, 1999, between the Company and OSI, and (ii) "Retained Shares" (as defined in the Merger Agreement) pursuant to Section 3.2 thereof; and

     WHEREAS, BRS acquired shares of Common Stock and shares of the Company's Series B Junior Preferred Stock, par value $0.01 per share, upon the terms and conditions set forth in the Merger Agreement on the understanding, among other things, that the Company and the Purchasers enter into this Agreement. Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, BRS.

     NOW, THEREFORE, in consideration of the mutual undertaking contained herein, the parties hereto agree as follows:

     1. Definitions.   As used herein, the following terms shall have the
following meanings.

     "Board" means the board of directors of the Company.

     "Cause" means (i) a material breach of this Agreement by the Executive,
(ii) a breach of the Executive's duty of loyalty to the Company and its Subsidiaries, or (iii) Executive's commission of a crime involving an act of moral turpitude or which constitutes a felony in the jurisdiction in which Executive is employed, regardless of whether the crime involves the Company or any of its Subsidiaries.

     "Co-Invest Shares" for any Purchaser means the shares of Common Stock set forth opposite such Purchaser's name on the attached Schedule 1 under the heading "Co-Invest Shares."

     "Executive" means any person whose name appears on the attached Schedule 1 and who is an officer or employee of the Company.

     "Executive Stock" with respect to any Executive means, collectively, (i) all of the shares of Common Stock and Junior Preferred Stock set forth opposite such Executive and such Executive's Related Parties' names, as applicable, on the attached Schedule 1, (ii) all shares of Common Stock and Junior Preferred Stock over which such Executive, its Related Parties ortheir respective designees acquire beneficial ownership hereafter, and (iii) shares of the Company's capital stock issued with respect to the shares of capital stock referred to in paragraph (i) or (ii) by way of a split, dividend, combination, exchange, recapitalization, merger, consolidation or other reorganization or into or for which any such shares are converted or exchanged. With respect to any Executive, Executive Stock will continue to be Executive Stock in the hands of any holder or beneficial owner other than such Executive, including all of such Executive's Related Parties and the transferees of such Executive and such other Persons (except for the Company and BRS (or its designee)), and except as otherwise provided herein, each such other holder of Executive Stock will succeed to all rights and obligations attributable to the Executive as a holder of Executive Stock hereunder. Executive Stock will cease to be Executive Stock when transferred pursuant to a Public Sale.

     "Fair Value" for any date of determination means (a) for each share of Common Stock, (i) the average of the closing prices of the sales of the Company's Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, (ii) if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq National Market System ("Nasdaq NMS") as of 4:00 P.M., New York time, or, (iii) if on any day the Common Stock is not quoted in the Nasdaq NMS, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Value is being determined and the 20 consecutive business days prior to such day, or
(iv) if at any time the Common Stock is not listed on any securities exchange or quoted in the Nasdaq NMS or the over-the-counter market, the Fair Value of each share of Common Stock shall be determined by the Board in its good faith judgment; provided, that in the case of clause (iv), the Fair Value of each share of Common Stock determined by the Board shall not be less than the value attributed to such shares in the most recent written communication by BRS to its limited partners, and (b) for each share of Junior Preferred Stock means the liquidation value of such share plus all accumulated and accrued and unpaid but not yet accumulated dividends thereon.

     "IPO" means the sale of shares of Common Stock in an underwritten initial public offering registered under the Securities Act where, after such offering, the Common Stock sold in such offering is subject to being traded on the NASDAQ National Market or a nationally recognized securities exchange.

     "Junior Preferred Stock" means, collectively, (i) the Company's Series A Junior Preferred Stock, par value $0.01 per share, and (ii) the Company's Series B Junior Preferred Stock, par value $0.01 per share.



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


     "Original Cost" of each share of Common Stock will be equal to $1.00, as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

     "Promote Shares" for any Purchaser means the shares of Common Stock set forth opposite such Purchaser's name on the attached Schedule 1 under the heading "Promote Shares."

     "Qualified Public Offering" means the sale, in an underwritten public offering registered under the Securities Act, of shares of the Company's Common Stock having an aggregate value (based upon the offering price of such offering) of at least $30 million.

     "Related Parties" with respect to any Executive means the Persons set forth beneath such Executive's name on the attached Schedule 1.

     "Sale of the Company" means the sale of the Company, in a single transaction or a series of related transactions, to an Unaffiliated Third Party pursuant to which such Unaffiliated Third Party acquires all of the outstanding Common Stock (whether by merger, consolidation, recapitalization, reorganization, purchase or otherwise) or all or substantially all of the consolidated assets of the Company.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Stockholders Agreement" means the Stockholders Agreement dated on even date herewith by and among the Company, BRS, the Purchasers and the other parties thereto, as amended, restated or modified from time to time.

     "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which
(i) if a corporation or limited liability company (with voting securities), a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company (without voting securities), association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, limited liability company, association or other business entity.



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


     "TPA" for each Executive means the Termination Protection Agreement between the Company and such Executive.

     "Unaffiliated Third Party" means any Person who, immediately prior to the contemplated transaction (i) does not own in excess of 5% of the Common Stock on a fully diluted basis (a "5% Owner"), (ii) is not controlling, controlled by or under common control with any such 5% Owner and (iii) is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

     2. Vesting of Purchaser Stock.

     (a) For purposes of this Agreement and with respect to each Purchaser, (i) all of the Co-Invest Shares and all of the shares of Junior Preferred Stock set forth opposite such Purchaser's name on the attached Schedule 1 will be deemed to be fully vested as of the date hereof, and (ii) all of the Promote Shares set forth opposite such Purchaser's name on the attached Schedule 1 will become vested in accordance with the following schedule if, as of each such date, such Purchaser is still employed by the Company or any of its Subsidiaries


                                            Cumulative Percentage of Promote
                Date                            Shares Which Will Vest
-------------------------------------       --------------------------------
first anniversary of the date hereof                      20%
second anniversary of the date hereof                     40%
third anniversary of the date hereof                      60%
fourth anniversary of the date hereof                     80%
fifth anniversary of the date hereof                     100%

All of the shares of Common Stock which have become vested are referred to herein as "Vested Common Shares," and all other shares of Common Stock are referred to herein as "Unvested Common Shares."

     (b) Notwithstanding anything contained in this Section 3 to the contrary, with respect to each Executive who has been employed by the Company or its Subsidiaries from the date hereof through the earlier of the date of (i) the consummation of a Sale of the Company or (ii) the consummation of an IPO, all Unvested Common Shares beneficially owned by such Executive, its Related Parties, if any, or their respective permitted transferee as of such date shall automatically become Vested Common Shares.

     3. Repurchase Option. With respect to each Executive, in the event such Executive's employment with the Company is terminated (the "Termination") for any reason, all of the Executive Stock (whether held or beneficially owned by the Executive, such Executive's Related Parties or any transferee of such Executive or such Executive's Related Parties) will be subject to


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


repurchase by the Company and BRS (or its designee) pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option").

     (a) With respect to each holder of Executive Stock, the purchase price for
(x) each Unvested Common Share will be Original Cost for such share (with Unvested Common Shares having the lowest cost subject to repurchase prior to Unvested Common Shares with a higher cost) and (y) each Vested Common Share and each share of Junior Preferred Stock will be the Fair Value for such share. Notwithstanding the foregoing to the contrary, in the event any such Termination is by the Company for Cause, the purchase price for each share of Common Stock (whether vested or unvested) shall be the Original Cost of such share.

     (b) With respect to each Executive, the Board may elect to cause the Company to purchase all or any portion of Executive Stock by delivering written notice (the "Repurchase Notice") to the holder or holders of the Executive Stock within 45 days after the Termination; provided, that in the event the Company elects to purchase less than all of such Executive Stock, the Company may not purchase any shares of Common Stock unless it also purchases a pro rata portion of shares of Junior Preferred Stock. The Repurchase Notice will set forth the number of Unvested Common Shares, Vested Common Shares and shares of Junior Preferred Stock to be acquired from each holder, the aggregate consideration to be paid for such securities and the time and place for the closing of the transaction. The number of shares to be repurchased by the Company shall first be satisfied to the extent possible from the shares of Executive Stock held by the Executive at the time of delivery of the Repurchase Notice. If the number of shares of Executive Stock then held by such Executive is less than the total number of shares of Executive Stock the Company has elected to purchase, the Company shall purchase the remaining shares elected to be purchased from the other holder(s) of Executive Stock (i.e. such Executive's Related Parties or any Permitted Transferee under the Stockholders Agreement) under this Agreement, pro rata according to the number of shares of Executive Stock held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Unvested Common Shares, Vested Common Shares and shares of Junior Preferred Stock to be repurchased hereunder will be allocated among the Executive and the other holders of Executive Stock (if any) pro rata according to the number of shares of Executive Stock to be purchased from such Persons.

     (c) With respect to each Executive, if for any reason the Company does not elect to purchase all of the Executive Stock pursuant to the Repurchase Option, BRS (or its designee) shall be entitled to exercise the Repurchase Option for all or any portion of the Executive Stock that the Company has not elected to purchase (the "Available Shares"). Available Shares which are Vested Common Shares are referred to herein as "Available Vested Common Shares", Available Shares which are Unvested Common Shares are referred to herein as "Available Unvested Common Shares" and Available Shares which are shares of Junior Preferred Stock are referred to herein as "Available Junior Preferred Shares". As soon as practicable after the Company has determined that there will be Available Shares, but in any event within 45 days after the Termination, the Company shall give written notice (the "Option Notice") to BRS (or its designee) setting forth the number of any Available Vested Common Shares, Available Unvested Common Shares and Available Junior Preferred Shares. BRS (or its designee) may elect to purchase all or a portion of the Available Shares by giving written notice to the Company within 30 days after the Option Notice has been


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


given by the Company; provided, however, that in the event BRS (or its designee) elects to purchase less than all of the Available Shares, BRS (or its designee) may not purchase any Available Unvested Common Shares or Available Vested Common Shares unless it also purchases a pro rata portion of Available Junior Preferred Shares. As soon as practicable, and in any event within ten days after the expiration of the 30-day period set forth above, the Company shall notify each holder of Executive Stock as to the number of Available Vested Common Shares, Available Unvested Common Shares and Available Junior Preferred Shares being purchased from such holder by BRS (or its designee) (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Executive Stock, the Company shall also deliver written notice to BRS (or its designee) setting forth the number of Vested Common Shares, Unvested Common Shares and shares of Junior Preferred Stock which BRS (or its designee) is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

     (d) With respect to each Executive, the closing of the purchase of the Executive Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be later than the 60th day after the delivery of the later of such notices to be delivered (or, if later, the 15th day after the Fair Value is finally determined) nor earlier than the fifth day after such delivery. The Company and/or BRS (or its designee) will pay for the Executive Stock to be purchased pursuant to the Repurchase Option by delivery of a certified or cashier's check or wire transfer of funds. The purchasers of Executive Stock hereunder will be entitled to receive customary representations and warranties from the sellers thereof as to title, authority and capacity to sell and to require all sellers' signatures to be guaranteed.

     (e) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Executive Stock by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law. If any such restrictions prohibit the repurchase of Executive Stock hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

     4. Restrictions on Transfer.

     (a) The certificates representing the Executive Stock will bear the following legend:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A MANAGEMENT STOCK AGREEMENT BETWEEN THE COMPANY AND THE SIGNATORY THERETO AND A STOCKHOLDERS AGREEMENT AMONG


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


      THE COMPANY AND CERTAIN OTHER PARTIES THERETO BOTH DATED AS OF NOVEMBER 30, 1999. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     (b) The Executive Stock is subject to the restrictions on transfer set forth in the Stockholders Agreement.

     5. Representations and Warranties. In connection with the purchase and sale of the Executive Stock pursuant to the Merger Agreement, each Purchaser represents and warrants to the Company that:

     (a) such Purchaser is the beneficial owner of the "Retained Shares" (as defined in Section 3.2 of the Merger Agreement) that such Purchaser (or its designee) exchanged for certain shares of Executive Stock pursuant to Section
3.2 of the Merger Agreement.

     (b) the Executive Stock to be acquired by such Purchaser will be acquired for such Purchaser's own account (or for the account of one or more members of such Purchaser's family) and not with a view to, or any present intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

     (c) no commission, fee or other remuneration is to be paid or given, directly or indirectly, to any Person for soliciting such Executive to purchase the Executive Stock.

     (d) such Purchaser (1) is either an officer or employee of the Company or one of its Subsidiaries or is otherwise an "accredited investor" as such term is defined in Rule 501 of Regulation D of the Securities Act, (2) is sufficiently sophisticated in financial matters to analyze the investment in the Executive Stock, (3) is able to evaluate the risks and benefits of the investment in the Executive Stock, and (4) has determined that such investment in the Executive Stock is suitable for such Purchaser, based upon such Purchaser's financial situation and needs, as well as such Purchaser's other securities holdings.

     (e) such Purchaser:

     (i) has not been convicted within the last five years of any felony or misdemeanor in connection with the offer, purchase, or sale of any security or any felony involving fraud or deceit, including, but not limited to, forgery, embezzlement, obtaining money under false pretenses, larceny, or conspiracy to defraud;

     (ii) is not currently subject to any state administrative enforcement order or judgment entered by a state securities administrator within the last five years or is subject to any state's administrative enforcement order or judgment in which fraud or deceit, including, but not limited to, making untrue statements of material facts and omitting to state material facts, was found and the order or judgment was entered within the last five years;

     (iii) is not subject to any state's administrative enforcement order or judgment which prohibits, denies or revokes the use of any exemption from registration in connection with the offer, purchase or sale of securities; or

     (iv) is not currently subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last five years, temporarily or preliminarily restraining or enjoining such Purchaser from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the state.

     (f) such Purchaser is able to bear the economic risk of such Purchaser's investment in the Executive Stock for an indefinite period of time and the Purchaser understands that the Executive Stock has not been registered under the Securities Act and cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

     (g) such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Stock and has had full access to such other information concerning the Company as the Purchaser has requested. The Purchaser has reviewed, or has had an opportunity to review, the following documents: (A) the Company's Certificate of Incorporation and Bylaws; (B) the Merger Agreement; and (C) all of the materials provided by the Company to any Person providing financing to the Company, including, but not limited to, the Company's pro forma balance sheet, as well as financial projections, estimates, forecasts, budgets, summaries, reports and other related documents.

     (h) this Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable in accordance with its terms (except as the same may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally or by general equitable principles), and the execution, delivery and performance of this Agreement by such Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Purchaser is a party or any judgment, order or decree to which such Purchaser is subject.

     (i) As an inducement to the Company to issue the Executive Stock to such Purchaser, and as a condition thereto, such Purchaser acknowledges and agrees that neither the issuance of the Executive Stock to the Purchaser (or to the account of such Purchaser) nor any provision contained herein shall, in the case of any Purchaser who is an officer or employee of the Company, entitle such Purchaser to remain in the employment of the Company and its Subsidiaries or affect the right of the Company to terminate such Purchaser's employment at any time for any reason.

     6. Confidential Information. Each Executive acknowledges that the information, observations and data obtained by him/her while employed by the Company or any of its Subsidiaries concerning the business or affairs of the Company or any Subsidiary ("Confidential Information") are the property of the Company or such Subsidiary. Therefore, each Executive agrees that he/she will not disclose to any unauthorized person or use for his own account any Confidential Information without the prior written consent of the Board, unless and to the extent that the aforementioned matters (i) become generally known to and available for use by the public other than as a result of such Executive's acts or omissions to act or (ii) are required to be disclosed under applicable law or a duly issued subpoena. Each Executive shall deliver to the Company at the termination of such Executive's employment, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) and the business of the Company or any Subsidiary which he/she may then possess or have under his/her control.

     7. Inventions and Patents. Each Executive agrees that all inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports, and all similar or related information which relates to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by such Executive while employed by the Company or any of its Subsidiaries ("Work Product") belong to the Company or such Subsidiary. The Executive will promptly disclose such Work Product to the Board and perform all actions reasonably requested by the Board (whether during or after such Executive's employment period) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

     8. Noncompete, Nonsolicitation.

     (a) Each Executive acknowledges that in the course of his/her employment with the Company and its Subsidiaries he/she has become familiar, and he will become familiar, with the Company's and its Subsidiaries' trade secrets and with other Confidential Information and that his/her services have been and will be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, such Executive agrees that, during the time he/she is employed by the Company and its Subsidiaries and thereafter for a period equal to six (6) months, or such longer period during which such Executive receives compensation from the Company pursuant to such Executive's TPA (the "Noncompete Period"), he/she will not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in any business (including by himself or through any other entity) competing with the businesses of the Company or its Subsidiaries as such businesses exist or are in process on the date of the termination of such Executive's employment. Nothing herein will prohibit any Executive from being a passive owner of not more than 2% of the outstanding stock of a corporation which is publicly traded, so long as such Executive has no active participation in the business of such corporation.

     (b) During the Noncompete Period, each Executive shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any Subsidiary of the Company to leave the employ of the Company or such Subsidiary, or in any way materially interfere with the relationship between the Company or any Subsidiary of the Company and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary of the Company within the last twelve months prior to the termination of such Executive's employment with the Company, or (iii) induce or attempt to induce any customer, supplier, licensee or other business relation of the Company or any Subsidiary of the Company to cease doing business with the Company or such Subsidiary, or in any way materially interfere with the relationship between any such customer, supplier, licensee or business relation and the Company or any Subsidiary of the Company.

     (c) If, at the time of enforcement of this Section 7, a court shall hold that the duration, scope or area restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope or area reasonable under such circumstances shall be substituted for the stated duration, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

     (d) In the event of a breach or a threatened breach by any Executive of any of the provisions of this Section 7, the Company, in addition and supplementary to other rights and remedies existing in its favor, may apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce or prevent any violations of the provisions hereof (without posting a bond or other security).

     9. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient (followed by telephone confirmation to the receiving party).
Such notices, demands and other communications will be sent to the address indicated below:

     To the Company to:

              O'Sullivan Industries Holdings, Inc.
              1900 Gulf Street
              Lamar, Missouri 64759
              Attention:  President and Secretary
              Facsimile: (417) 682-8120 (President)
                         (417) 682-8113 (Secretary)

              With a copy, which shall not constitute notice to the Company, to:

              Kirkland & Ellis
              Citicorp Center
              153 East 53rd Street
              New York, NY  10022-4675
              Attention:  Kirk A. Radke, Esq.
              Facsimile No.:  (212) 446-4900

     To any Executive or Purchaser to:

              [EXECUTIVE OR PURCHASER]
              c/o O'Sullivan Industries Holdings, Inc.
              1900 Gulf Street
              Lamar, Missouri 64759
              Facsimile: (417) 682-8113



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


     To BRS:

              Bruckmann, Rosser, Sherrill & Co. II, L.P.
              126 East 56th Street
              New York, NY  10022
              Facsimile: (212) 521-3799
              Attn:  Mr. Harold O. Rosser

              With a copy, which shall not constitute notice to BRS, to:

              Kirkland & Ellis
              Citicorp Center
              153 East 53rd Street
              New York, NY  10022-4675
              Attention:  Kirk A. Radke, Esq.
              Facsimile No.:  (212) 446-4900

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

     10 Miscellaneous.

     (a) Section 83(b) Election. Within thirty (30) days after the date hereof, each Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit I attached hereto.

     (b) Transfers in Violation of Agreement. Any transfer or attempted transfer of any Executive Stock in violation of any provision of this Agreement shall be null and void, and the Company shall not record such transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

     (c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (d) Complete Agreement. This Agreement embodies the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     (e) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     (f) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Purchasers, the Company, BRS and their respective successors and assigns (including subsequent holders of Executive Stock); provided, that the rights and obligations of the Purchasers under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Stock hereunder.

     (G) GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS HERETO WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     (h) Remedies. Each of the parties to this Agreement (including BRS) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     (i) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Purchasers and BRS.


                               *   *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have executed this Management Stock Purchase Agreement as of the date first written above.

                                    O'SULLIVAN INDUSTRIES HOLDINGS, INC.


                                    By:       /s/ Richard D. Davidson
                                    --------------------------------------------
                                    Name:  Richard D. Davidson
                                    Its:   President and Chief Operating Officer



                                    /s/ Richard D. Davidson
                                    --------------------------------------------
                                    RICHARD D. DAVIDSON


                                    /s/ Richard D. Davidson & Mary Davidson
                                    --------------------------------------------
                                    RICHARD D. DAVIDSON & MARY DAVIDSON, JOINT
                                    TENANTS


                                    MLPF&S
                                    FBO RICHARD D. DAVIDSON IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ Michael P. O'Sullivan
                                    --------------------------------------------
                                    MICHAEL P. O'SULLIVAN


                                    /s/ Michael P. O'Sullivan
                                    /s/ Jennifer O'Sullivan
                                    --------------------------------------------
                                    MICHAEL P. O'SULLIVAN & JENNIFER O'SULLIVAN,
                                    JOINT TENANTS


                                    /s/ Michael P. O'Sullivan
                                    --------------------------------------------
                                    MICHAEL P. O'SULLIVAN,
                                    AS CUSTODIAN FOR TARA O'SULLIVAN

                                    /s/ Michael P. O'Sullivan
                                    --------------------------------------------
                                    MICHAEL P. O'SULLIVAN,
                                    AS CUSTODIAN FOR TIERNEY O'SULLIVAN


                                    /s/ Michael P. O'Sullivan
                                    --------------------------------------------
                                    MICHAEL P. O'SULLIVAN,
                                    AS CUSTODIAN FOR TREVOR O'SULLIVAN


                                    AG EDWARDS & SONS, INC., CUST. MICHAEL
                                    P. O'SULLIVAN IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    AG EDWARDS & SONS, INC., CUST. JENNIFER
                                    O'SULLIVAN IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:

                                    /s/ Phillip J. Pacey
                                    --------------------------------------------
                                    PHILLIP J. PACEY


                                    /s/ Phillip J. Pacey
                                    --------------------------------------------
                                    PHILLIP J. PACEY & ROSE C. PACEY, JOINT
                                    TENANTS


                                    EDWARD D. JONES & CO., CUST. PHILLIP J.
                                    PACEY IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:

                                    /s/ Tyrone E. Riegel
                                    --------------------------------------------
                                    TYRONE E. RIEGEL


                                    /s/ Tyrone E. Riegel
                                    --------------------------------------------
                                    THE ESTATE OF PATRICIA K. RIEGEL


                                    MLPF&S, CUST. FBO TYRONE E. RIEGEL IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ Thomas M. O'Sullivan, Jr.
                                    --------------------------------------------
                                    THOMAS M. O'SULLIVAN, JR.


                                    /s/ Thomas M. O'Sullivan, Jr.
                                    --------------------------------------------
                                    BATO FAMILY INVESTMENT LP


                                    /s/ Colin E. O'Sullivan
                                    --------------------------------------------
                                    COLIN E. O'SULLIVAN


                                    /s/ Thomas M. O'Sullivan, Jr.
                                    --------------------------------------------
                                    THOMAS M. O'SULLIVAN, JR., AS CUSTODIAN FOR
                                    COLIN E. O'SULLIVAN


                                    /s/ Thomas M. O'Sullivan, Jr.
                                    /s/ Maria O'Sullivan
                                    --------------------------------------------
                                    THOMAS M. O'SULLIVAN, JR. & MARIA
                                    O'SULLIVAN, JOINT TENANTS

                                    AG EDWARDS & SONS, INC., CUST. TOM
                                    O'SULLIVAN, JR. IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ James C. Hillman
                                    --------------------------------------------
                                    JAMES C. HILLMAN


                                    /s/ James C. Hillman
                                    --------------------------------------------
                                    JAMES C. HILLMAN, AS CUSTODIAN FOR
                                    JAMES A. HILLMAN


                                    AG EDWARDS & SONS, INC., CUST.
                                    JIM C. HILLMAN IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ Rowland H. Geddie, III
                                    --------------------------------------------
                                    ROWLAND H. GEDDIE, III


                                    /s/ Rowland H. Geddie   /s/ Peggy E. Geddie
                                    --------------------------------------------
                                    ROWLAND H. GEDDIE & PEGGY E. GEDDIE,
                                    JOINT TENANTS


                                    /s/ Stuart D. Schotte
                                    --------------------------------------------
                                    STUART D. SCHOTTE


                                    /s/s Edward T. Riegel
                                    --------------------------------------------
                                    EDWARD T. RIEGEL

                                    /s/ Tommy W. Thieman
                                    --------------------------------------------
                                    TOMMY W. THIEMAN


                                    /s/ Betty Rhea O'Sullivan Thieman
                                    --------------------------------------------
                                    BETTY RHEA O'SULLIVAN THIEMAN


                                    /s/ Tommy W. Thieman /s/ Betty R. Thieman
                                    --------------------------------------------
                                    TOMMY W. THIEMAN & BETTY R. THIEMAN,
                                    JOINT TENANTS


                                    /s/ Kelly L. Thieman
                                    --------------------------------------------
                                    KELLY L. THIEMAN


                                    /s/ Tommy W. Thieman
                                    --------------------------------------------
                                    TOMMY W. THIEMAN, AS CUSTODIAN FOR
                                    JEFFREY M. THIEMAN


                                    /s/ Tommy W. Thieman
                                    --------------------------------------------
                                    TOMMY W. THIEMAN, AS CUSTODIAN FOR
                                    ELLEN A. THIEMAN


                                    /s/ Tommy W. Thieman
                                    --------------------------------------------
                                    TOMMY W. THIEMAN, AS CUSTODIAN FOR
                                    THOMAS B. THIEMAN


                                    MLPF&S, CUST. FBO TOMMY W. THIEMAN IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:

                                    UMB BANK, TRUSTEE U/A FBO TOMMY THIEMAN IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    MLPF&S, CUST. FBO BETTY THIEMAN IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ Clifford Bickel
                                    --------------------------------------------
                                    CLIFFORD BICKEL



                                    /s/ Clifford Bickel    /s/ Angeline Bickel
                                    --------------------------------------------
                                    CLIFFORD BICKEL & ANGELINE BICKEL,
                                    JOINT TENANTS


                                    FAHNESTOCK & CO., CUST. CLIFF BICKEL IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ David R. Turney
                                    --------------------------------------------
                                    DAVID R. TURNEY


                                    /s/ John D. Blevins
                                    --------------------------------------------
                                    JOHN D. BLEVINS

                                    /s/ Neal C. Ruggeberg
                                    --------------------------------------------
                                    NEAL C. RUGGEBERG


                                    /s/ Neal C. Ruggeberg  /s/ Dawn D. Ruggeberg
                                    --------------------------------------------
                                    NEAL C. RUGGEBERG & DAWN D. RUGGEBERG,
                                    JOINT TENANTS


                                    /s/ Daniel Patrick O'Sullivan
                                    --------------------------------------------
                                    DANIEL PATRICK O'SULLIVAN


                                    /s/ Daniel Patrick O'Sullivan
                                    /s/ Kimberley O'Sullivan
                                    --------------------------------------------
                                    DANIEL PATRICK O'SULLIVAN &
                                    KIMBERLY O'SULLIVAN


                                    AG EDWARDS & SONS, INC., CUST.
                                    DANIEL PATRICK O'SULLIVAN IRA


                                    By:
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ Randall Day
                                    --------------------------------------------
                                    RANDALL DAY


                                    /s/ Kathleen Jane O'Sullivan Day
                                    --------------------------------------------
                                    KATHLEEN JANE O'SULLIVAN DAY


                                    /s/ Randall Day          /s/ Kathleen J. Day
                                    --------------------------------------------
                                    RANDALL DAY & KATHLEEN J. DAY

                                    MLPF&S, CUST. FBO RANDY DAY IRA


                                    By:
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    MLPF&S, CUST. FBO KATIE J. DAY IRA


                                    By:
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ Timothy E. Riegel
                                    --------------------------------------------
                                    TIMOTHY E. RIEGEL


                                    /s/ Timothy E. Riegel
                                    --------------------------------------------
                                    TIMOTHY E. RIEGEL, AS CUSTODIAN FOR
                                    KALIE E. RIEGEL


                                    /s/ Timothy E. Riegel    /s/ Carla D. Riegel
                                    --------------------------------------------
                                    TIMOTHY E. RIEGEL & CARLA D. RIEGEL,
                                    JOINT TENANTS


                                    /s/ Thomas J. Tidil
                                    --------------------------------------------
                                    THOMAS J. TIRDIL


                                    /s/ Robert G. Gillespie
                                    --------------------------------------------
                                    ROBERT G. GILLESPIE


                                    /s/ David E. Pittman
                                    --------------------------------------------
                                    DAVID E. PITTMAN

                                    EDWARD D. JONES & CO., CUST. FBO
                                    DAVID E. PITTMAN IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:

                                    /s/ David S. Thiesse
                                    --------------------------------------------
                                    DAVID S. THIESSE


                                    /s/ Gary R. Blankenship
                                    --------------------------------------------
                                    GARY R. BLANKENSHIP


                                    /s/ Jason Stansberry
                                    --------------------------------------------
                                    JASON STANSBERRY


                                    /s/ Jason Stansberry   /s/ Angela Stansberry
                                    --------------------------------------------
                                    JASON STANSBERRY & ANGELA STANSBERRY,
                                    JOINT TENANTS


                                    /s/ Joe J. Whyman
                                    --------------------------------------------
                                    JOE J. WHYMAN


                                    UMB BANK TRUSTEE U/A FBO JOE WHYMAN IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ John R. Cox, Jr.
                                    --------------------------------------------
                                    JOHN R. COX, JR.


                                    /s/ Larry G. Edge
                                    --------------------------------------------
                                    LARRY G. EDGE

                                    EDWARD D. JONES & CO., CUST. LARRY EDGE IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:

                                    /s/ Maureen M. Wood
                                    --------------------------------------------
                                    MAUREEN M. WOOD


                                    /s/ Maureen M. Wood   /s/ George R. Wood
                                    --------------------------------------------
                                    MAUREEN M. WOOD & GEORGE R. WOOD


                                    AG EDWARDS & SONS, INC., CUST.
                                    MAUREEN WOOD IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ Leonard Saldana
                                    --------------------------------------------
                                    LEONARD SALDANA


                                    /s/ Max W. Simmons
                                    --------------------------------------------
                                    MAX W. SIMMONS


                                    /s/ Karen J. Simmons /s/ Matthew C. Simmons
                                    --------------------------------------------
                                    KAREN J. SIMMONS, AS CUSTODIAN FOR
                                    MATTHEW C. SIMMONS


                                    /s/ Max W. Simmons    /s/ Karen J. Simmons
                                    --------------------------------------------
                                    MAX W. SIMMONS & KAREN J. SIMMONS,
                                    JOINT TENANTS

                                    AG EDWARDS & SONS, INC., CUST.
                                    MAX W. SIMMONS IRA
                                    --------------------------------------------

                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ Michael L. Franks
                                    --------------------------------------------
                                    MICHAEL L. FRANKS


                                    /s/ Ronald E. Wegener
                                    --------------------------------------------
                                    RONALD E. WEGENER


                                    /s/ Kenneth S. Ladd
                                    --------------------------------------------
                                    KENNETH S. LADD


                                    EDWARD D. JONES & CO., CUST. SAM LADD IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    /s/ Terry J. Braden
                                    --------------------------------------------
                                    TERRY J. BRADEN


                                    /s/ Terry J. Braden  /s/ Jeannette M. Braden
                                    --------------------------------------------
                                    TERRY J. BRADEN & JEANNETTE M. BRADEN,
                                    JOINT TENANTS


                                    /s/ Daniel F. O'Sullivan
                                    --------------------------------------------
                                    DANIEL F. O'SULLIVAN

                                    AG EDWARDS & SONS, INC., CUST.
                                    LINDA F. O'SULLIVAN IRA


                                    By: /s/
                                    --------------------------------------------
                                    Name:
                                    Its:


                                    O'SULLIVAN PROPERTIES, INC.


                                    By: /s/ Thomas M. O'Sullivan, Sr.
                                    --------------------------------------------
                                    Name: Thomas M. O'Sullivan, Sr.
                                    Its: President


Agreed and Accepted:

BRUCKMANN, ROSSER, SHERRILL &
CO. II, L.P.


By: BRSE, L.L.C.
--------------------------------------------
Its: General Partner


By: /s/ Stephen F. Edwards
--------------------------------------------
Name: Stephen F. Edwards
Title: